KEMPER
CONTRARIAN FUND

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED JUNE 30, 1997

Seeks long-term capital appreciation with current income as its secondary objective

                   " . . .    the fact that the average stock
              has lagged the market suggests that good values are
                 still available for patient investors.  . . ."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
7
Terms to Know
8
Industry Sectors
9
Largest Holdings
10
Portfolio of Investments
13
Financial Statements
15
Notes to Financial Statements
18
Financial Highlights

ABOUT YOUR FUND
--------------------------------------------------------------------------------
FUND CHANGES NAME

      On July 23, 1997, the name of your fund changed from Kemper-Dreman Contrarian Fund to Kemper Contrarian Fund. This name change does not affect your investment. Your fund will continue to be managed by the same management team.

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER CONTRARIAN FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1997
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                          17.09%
CLASS B                          16.44%
CLASS C                          16.29%
LIPPER GROWTH &
INCOME FUNDS
 CATEGORY AVERAGE*               15.52%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future results. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges. If they had, results may have been less favorable.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                 AS OF     AS OF
                                6/30/97   12/31/96
--------------------------------------------------------------------------------
KEMPER CONTRARIAN FUND CLASS A  $19.62     $16.93
--------------------------------------------------------------------------------
KEMPER CONTRARIAN FUND CLASS B  $19.60     $16.92
--------------------------------------------------------------------------------
KEMPER CONTRARIAN FUND CLASS C  $19.56     $16.90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER CONTRARIAN FUND
LIPPER RANKINGS*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH & INCOME FUNDS CATEGORY

                     CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------
       1-YEAR        #139 OF     #199 OF     #217 OF
                    547 FUNDS   547 FUNDS   547 FUNDS
--------------------------------------------------------------------------------
       3-YEAR        #129 OF       N/A         N/A
                    344 FUNDS
--------------------------------------------------------------------------------
       5-YEAR        #77 OF        N/A         N/A
                    216 FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE PERIOD, KEMPER CONTRARIAN FUND MADE THE FOLLOWING DISTRIBUTIONS PER
SHARE:

                       CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
INCOME DIVIDEND         $0.12    $0.0229   $0.0129
--------------------------------------------------------------------------------
SHORT-TERM CAPITAL
GAIN                    $0.05    $0.05     $0.05
--------------------------------------------------------------------------------
LONG-TERM CAPITAL
GAIN                    $0.03    $0.03     $0.03
--------------------------------------------------------------------------------

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $80 BILLION IN ASSETS, INCLUDING $45 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

A self-regulating economy, a balanced budget agreement and a positive stock market all have contributed to another excellent year for investors. Given the extended length of today's bull market (which celebrated its 15th anniversary on August 12), it is prudent to wonder whether the end is near. Our position is that while there is a certain precariousness to today's environment, which we will elaborate on below, we see little to suggest that there will be more than occasional market corrections.

  Bipartisan agreement to balance the federal budget by the year 2002 represents significant progress that should benefit investors over the long term. By reducing the burden of capital gains and eliminating certain tax loopholes, the Taxpayer Relief Act of 1997 and the Balanced Budget Act of 1997 have the potential to meaningfully affect behavior. Now that the ceiling has been raised on capital gains from the sale of a home, empty nesters will be more inclined to move out of homes and into smaller condominiums. Added investment and savings options should help boost the country's sagging savings rate. From a social perspective, government's action to widen the difference between the taxation rate on capital gains and on income reflects a conscious effort to encourage capital investment. The more people and businesses can do for themselves, the less likely they are to rely on the government, which should help restrain federal spending.

  The maximum tax on long-term capital gains is now 20 percent versus a maximum of approximately 40 percent on ordinary income earned by Americans in the highest income tax brackets. This dramatic difference could have some influence on the management of mutual funds in the future. Although few investment decisions are based on their tax consequences, the legislation supports a "buy and hold" approach to investing, by which a mutual fund generates investment returns through gains on investments held 18 months or longer. Such gains are taxed at the reduced capital gains rate. On the margin, portfolio managers should focus on long-term investing -- the strategy that we have always supported.

  In addition, mutual funds will gain investment flexibility with the new law's repeal of what has been called the "short/short rule." Previously, investment companies had been subject to a 30 percent limitation on total income arising from the sale of securities held less than three months -- or face severe tax consequences. The lifting of this limitation provides newer funds, in particular, with much needed maneuvering ability.

  You can expect to hear more from Kemper about the implications of the new legislation, and specifically about the tax reporting changes, over the next several weeks and months. Overall, we believe that this legislation is something the country can be proud of. It represents years of a commitment on the part of the federal government to hold spending in check and refrain from creating new programs. Expanding corporate revenues and profits in an extended period of low inflation also contributed to making this investor-friendly environment possible.

  As we look toward the end of the year, we see little to trouble us. The economy appears to be in excellent condition. Continuing the alternatingly fast/slow pace that we have experienced for several months, the fast-growing first quarter was followed by a slower second quarter. Such self-regulation has minimized any need for the Federal Reserve Board to raise interest rates again. We don't rule out the possibility of another hike in the fourth quarter, however.

  Inflation is very low. In spite of unemployment being the lowest we have seen in decades, wage pressures are still manageable. For example, the United Parcel Service strike and the earlier steel and airlines work actions represent the most union activity we have seen in 10 years. Encouraged by the low unemployment (and therefore high demand for workers), the unions are becoming bolder but in the end seem ready to resolve disputes sensibly. As a consequence, wage increases remain moderate.

ECONOMIC OVERVIEW

-------------------------------------------------------------------------------
ECONOMIC GUIDPOSTS
-------------------------------------------------------------------------------
Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.
     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.


                                  [BAR GRAPH]

                                   NOW (07/31/97)       6 MONTHS AGO        1 YEAR AGO          2 YEARS AGO
10-YEAR TREASURY RATE(1)                6.22                6.42                6.64                6.49
PRIME RATE(2)                           8.5                 8.25                8.25                8.75
INFLATION RATE(3)                       2.23                3.03                2.88                2.62
THE U.S. DOLLAR(4)                      7.32                7.67                4.26               -4.11
CAPITAL GOODS ORDERS(5)*                7.11                3.61               16.26                1.75
INDUSTRIAL PRODUCTION(5)*               3.84                4.84                3.38                2.36
EMPLOYMENT GROWTH(6)                    2.24                2.2                 2.14                2.42

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

*    Data as of June 30, 1997.

  Our primary concern is the very high valuations of the stock market. All things considered, it is difficult to see where we can go from here. With prices at such heady levels, the market can be expected to react negatively to even minor earnings disappointments, as we have seen in August. Kemper's response to this market is to remain fully invested and to reduce exposure by diversifying across a wider group of investment opportunities. Research, the first step in stock selection, is key in this kind of a market.

  Bond markets are obviously cheered by recent events, and prospects for income investors continue to be positive. Interest rates are stable and credit quality has not been an issue. A dwindling supply of municipal bonds has enabled municipal investments to outperform U.S. Treasuries.

  In such a fully valued domestic market, it can make sense to look to international markets for their growth potential. The strength of the dollar thus far this year has diminished returns but international opportunities look bright.

  With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

August 14, 1997

PERFORMANCE UPDATE

TOM SASSI IS THE CHIEF INVESTMENT OFFICER, MANAGING DIRECTOR AND DIRECTOR OF RESEARCH FOR ZURICH KEMPER VALUE ADVISORS, INC. (ZKVA) AND PORTFOLIO CO-MANAGER OF KEMPER CONTRARIAN FUND. SASSI RECEIVED A BACHELOR'S OF BUSINESS ADMINISTRATION IN MANAGEMENT AND ECONOMICS AND AN M.B.A IN FINANCE FROM HOFSTRA UNIVERSITY. HE HAS OVER 25 YEARS EXPERIENCE IN INVESTMENT ANALYSIS AND MANAGEMENT. IN PREVIOUS POSITIONS, SASSI HAS SERVED AS PORTFOLIO MANAGER AND CHIEF INVESTMENT OFFICER.

JONATHAN KAY IS THE PORTFOLIO CO-MANAGER OF KEMPER CONTRARIAN FUND. KAY RECEIVED A BACHELOR'S DEGREE IN ECONOMICS FROM THE UNIVERSITY OF BUFFALO AND AN MBA IN FINANCE FROM BERNARD M. BARUCH COLLEGE. HE IS A CHARTERED FINANCIAL ANALYST AND MEMBER OF A NUMBER OF PROFESSIONAL ORGANIZATIONS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

IN A YEAR CHARACTERIZED BY VOLATILITY IN THE MARKET, KEMPER CONTRARIAN FUND MAINTAINED ITS FOCUS ON LAGGARD STOCKS AND OUTPERFORMED THE AVERAGE FUND IN ITS PEER GROUP (SEE PAGE 2 FOR RANKING INFORMATION).

Q    OVER THE PAST SIX MONTHS, THE MARKET HAS SEEN INCREASED VOLATILITY. HOW
WOULD YOU CHARACTERIZE IT?

A    The market produced excellent returns during the first six months of 1997.
Fundamentally, stock prices have been buoyed by strong growth, relatively low inflation, benign interest rates and higher corporate profits. However, the year-to-date returns of the market do not tell the entire story. We did see more volatility than investors have experienced in the last few years. There were several instances when the market dramatically increased and then fell sharply. In addition to the volatility the market is experiencing a "Nifty Fifty" effect, with the largest capitalization stocks driving the returns of the entire index and the rest of the market lagging behind. Not all stocks are experiencing gains in excess of 20% as the return of the Standard & Poor's 500 Stock Index (S&P
500) would lead you to believe.

Q    WHAT IMPACT HAS THE "NIFTY FIFTY" HAD ON THE PORTFOLIO?

A    The "Nifty Fifty" is the main reason Kemper Contrarian Fund - and most equity mutual funds - have lagged the market for the first six months of the year. Most of the "Nifty Fifty" stocks have high price-to-earnings ratios (P/Es). Because we are value investors, we don't own them and therefore haven't participated in their performance. On the other hand, the fact that the average stock has lagged the market, suggests that good values are still available for patient investors. As value investors, we continue to focus our research efforts on laggard stocks and groups currently down in price due to short-term fundamental or other problems perceived by the market.

Q    SINCE DECEMBER 31, 1996, THERE HAVE BEEN NO SUBSTANTIAL CHANGES WITHIN THE
SECTORS HELD IN THE FUND. WHAT CHANGES HAVE BEEN MADE TO THE PORTFOLIO IN THE LAST SIX MONTHS?

A    We have maintained our positions in financial and energy stocks, as those sectors continue to offer good value and strong return potential. One of the areas that has seen the biggest change is the basic industry sector. In that area, we bought depressed stocks that were down in price from 1995 due to short-term earnings problems, cyclical events in the industry involving an inventory liquidation and weak pricing. We purchased steel stock Nucor; paper stocks Georgia Pacific and Champion International; aluminum stocks ALCOA and Reynolds Metals. We bought chemical companies, Dow Chemicals and Eastman

PERFORMANCE UPDATE

Chemicals, when they lagged the market and showed a good entry point. These are all cyclical stocks that have been out-of-favor but we believe are fundamentally solid with excellent long-term growth prospects. Significant and profitable sales include Dupont, First Chicago NBD, BancOne, Allstate, Fruit of the Loom and Westinghouse.


Q     ENERGY AND FINANCIAL STOCKS HAVE BEEN A DOMINANT THEME WITHIN THE FUND.
HOW DID THEY PERFORM OVER THE LAST SIX MONTHS AND DO YOU FORESEE ANY EVENTS THAT MIGHT CHANGE YOUR OPINION?

A     The energy group is moderately under market in terms of its performance.
But their performance has not echoed the market. At the beginning of the year, they were well ahead of the market and stayed ahead through the correction in April, but have trailed the market since then. They have performed well in an environment where there is no concern for inflation and the price of oil has dropped. These circumstances set low expectations for these stocks and, all things considered, they have performed well. We believe that oil prices will go back up and energy stocks should continue to perform well. We have maintained a large commitment to the sector because they offer attractive valuations, good dividend yields and rising volumes of production.

  Financial stocks continue to show strong performance and the potential for additional growth. Despite the tremendous run they have had in the last few years, financial stocks still have low P/Es relative to the rest of the market and are fundamentally sound. In fact, two of our strongest performing stocks this year have been financial services stocks; Merrill Lynch and Sallie Mae. We continue to keep a positive outlook for the financial services sector.


Q     THE FUND'S TECHNOLOGY HOLDINGS HAVE NOT CHANGED SIGNIFICANTLY OVER THE
PAST SIX MONTHS. HOW HAS THE FUND BEEN POSITIONED IN TECHNOLOGY STOCKS?

A     The technology sector is performing similar to the market - a handful of large companies are supporting the strength of the sector, and the rest of the stocks are underperforming. Technology stocks have been very popular and are receiving considerable attention from Wall Street analysts. Their P/Es are high which does not mesh with our low P/E philosophy. We prefer what we consider "soft technology stocks." These are not well-known companies like Microsoft, Intel or Compaq but are a little out of the mainstream, and in our opinion, offer far better value. What we have in technology is a handful of stocks such as Nokia, which was down and out a year ago and is bouncing back based on strong earnings. Seagate Technology is another example; we like Seagate because it is down in price, has a low P/E and is dominant within its industry.


Q     HAVING JUST STARTED MANAGING THE KEMPER CONTRARIAN FUND IN JUNE, DO YOU
FORESEE ANY FUNDAMENTAL CHANGES WITHIN THE PORTFOLIO OVER THE NEXT SIX MONTHS?

A     This fund is positioned exactly as we like it. The stocks we own have dividend yields greater than the market, P/E's lower than the market and earnings growing faster than the market. From a qualitative standpoint the companies, based on balance sheet characteristics, are stronger than the market. The only change we anticipate is, over the next three months, the portfolio will probably evolve toward having fewer holdings. As we trim positions, we will be very price sensitive and will wait for the right opportunity to sell stocks. The portfolio will typically hold 50 to 70 stocks diversified among sectors and industries.


Q     THE STOCKS THAT ARE DRIVING THE MARKET ARE ISSUES THAT, TYPICALLY, THE
FUND WON'T INVEST IN - YET KEMPER CONTRARIAN FUND HAS OUTPERFORMED THE AVERAGE FUND IN ITS PEER GROUP FOR THE SIX MONTHS ENDED JUNE 30, 1997. HOW DO YOU EXPLAIN THIS?

A     The primary reason for the fund outperforming its peers is stock selection. We had very few stocks that surprised us on the downside and quite a few that contributed on the upside. The top-performing stocks in the portfolio are spread across sectors and not concentrated in just one area. The fund benefited from strong

PERFORMANCE UPDATE

performance in financial stocks such as Student Loan Marketing Association and Merrill Lynch. Other strong performers were Philips Electronics, Xerox, Bristol Myers Squibb and Caterpillar. As with any portfolio, we did have some disappointments but no serious price declines among our holdings.


Q     HOW DO YOU EXPECT TO POSITION THE FUND GOING FORWARD?

A     We are quite comfortable with the current position of the fund. We believe
Kemper Contrarian Fund is positioned to do well under most scenarios. We own very few, if any, of those stocks that would be considered part of the "Nifty Fifty." If the rest of the market begins to outperform that group of stocks, we should do well relative to our competition because we will have bought many of these stocks at lower levels. Also, should the "Nifty Fifty" stocks begin to fall, their decline should not have a large affect on us since our holdings do not typically fall into that category. We believe that the portfolio will benefit from the value philosophy if the market begins to decline and ought to benefit if the market continues to surprise on the upside and broadens out.

TERMS TO KNOW

YOUR FUND'S STYLE
------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
------------------------------------------------------------------------------

Style                                   Source: Morningstar, Inc., Chicago, IL
Value    Blend      Growth              (312) 696-6000. (Morningstar Style Box
/X/      / /         / /   Large  Size  is based on a portfolio date as of June
                                        30, 1997.) The Equity Funds Style Box
/ /     / /          / /   Medium       placement is based on a fund's
                                        price-to-earnings and price-to-book
/ /    / /           / /   Small        ratios relative to the S&P 500, as well
                                        as the size of the companies in which it invests, or median market capitalization.

                                        Please note that style boxes do not
                                        represent an exact assessment of risk
                                        and do not represent future performance.
                                        Please consult the prospectus for a
                                        description of investment policies.

"NIFTY FIFTY" 50 stocks most favored by institutions. The membership of this group is constantly changing although companies that continue to produce consistent earnings growth over a long period of time tend to remain institutional favorites. The stocks in the "Nifty Fifty" tend to have higher than average price-to-earnings ratios.

VALUE INVESTING An investment strategy that seeks to identify strongly financed, growing companies whose stocks sell at low multiples of earnings. This strategy is also described as contrarian because such stocks are typically temporarily out of favor.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on June 30, 1997, and on December 31, 1996.

                       [SIX MONTH COMPARISON BAR GRAPH]

                        KEMPER CONTRARIAN FUND          KEMPER CONTRARIAN FUND
                               ON 6/30/97                    ON 12/31/96
FINANCE                          25.8%                           27.7%

CONSUMER NONDURABLES             19.7%                           15.0%

ENERGY                           14.8%                           18.4%

BASIC INDUSTRIES                 11.7%                            9.2%

CAPITAL GOODS                    10.5%                           10.4%

TECHNOLOGY                        7.4%                            9.6%

HEALTH CARE                       5.2%                            3.8%

UTITLITIES                        2.5%                            2.1%

TRANSPORTATION                    2.4%                            1.4%

CONSUMER DURABLES                 0.0%                            2.4%

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of the Kemper Contrarian Fund represented on June 30, 1997, compared to the industry sectors that make up the fund's benchmark, the Standard & Poor's 500 Stock Index.

                    [STANDARD & POORS COMPARISON BAR GRAPH]

                        KEMPER CONTRARIAN FUND      STANDARD & POOR'S 500 STOCK INDEX
                            ON 6/30/97                          ON 6/30/97
FINANCE                          25.8%                            15.1%

CONSUMER NONDURABLES             19.7%                            22.4%

ENERGY                           14.8%                             9.6%

BASIC INDUSTRIES                 11.7%                             5.4%

CAPITAL GOODS                    10.5%                             9.9%

TECHNOLOGY                        7.4%                            13.7%

HEALTH CARE                       5.2%                            11.6%

UTILITIES                         2.5%                             8.3%

TRANSPORTATION                    2.4%                             1.4%

CONSUMER DURABLES                 0.0%                             2.6%

* The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST COMMON STOCK HOLDINGS*
REPRESENTING 18.3% OF THE FUND'S TOTAL NET ASSETS ON JUNE 30, 1997

------------------------------------------------------------------------------------------------------
             HOLDINGS                                                                         PERCENT
------------------------------------------------------------------------------------------------------

1.           NIKE                         Produces athletic footware and apparel.                 2.2%
------------------------------------------------------------------------------------------------------

2.           CITICORP                     Engaged in commercial and retail banking, investment    2.1%
                                          services and investment management.
------------------------------------------------------------------------------------------------------

3.           EXXON CORP.                  Explores for and produces crude oil and natural gas;    2.1%
                                          also manufactures petroleum products as well as
                                          exploring and mining for coal.
------------------------------------------------------------------------------------------------------

4.           STUDENT LOAN MARKETING       A major financial intermediary to the nation's          2.0%
             ASSOCIATION                  education credit market. It is the leading source of
                                          funds and account servicing for insured student and
                                          parent loans and a prominent provider of financing
                                          for post-secondary institutions' plant and
                                          equipment.
------------------------------------------------------------------------------------------------------

5.           PEPSICO                      World's second-largest soft drink company;              1.9%
                                          manufactures and markets snack foods; operator and
                                          franchiser of KFC, Pizza Hut and Taco Bell chains.
------------------------------------------------------------------------------------------------------

6.           FEDERAL EXPRESS CORP.        Provides overnight delivery services.                   1.7%
------------------------------------------------------------------------------------------------------

7.           GENERAL ELECTRIC CO.         Operates in major businesses including power            1.6%
                                          generators, appliances, lighting, plastics, medical
                                          systems, aircraft engines, financial services and
                                          broadcasting.
------------------------------------------------------------------------------------------------------

8.           AMOCO CORP.                  Engaged in the exploration, development and             1.6%
                                          production of crude oil and natural gas, and in the
                                          refining and marketing of petroleum products and
                                          petrochemicals.
------------------------------------------------------------------------------------------------------

9.           ILLINOIS TOOL WORKS          Engaged in the production of fasteners, tools and       1.6%
                                          plastics.
------------------------------------------------------------------------------------------------------

10.          FEDERAL HOME LOAN MORTGAGE   Often referred to as "Freddie Mac", this corporation    1.5%
             CORP.                        provides for the transfer of capital between
                                          mortgage lenders and mortgage security investors,
                                          enabling mortgage lenders to provide a continuous
                                          flow of funds to borrowers.
------------------------------------------------------------------------------------------------------

*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER CONTRARIAN FUND

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1997 (UNAUDITED)
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                                 NUMBER OF
                                                                                               SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--9.8%                   Aluminum Co. of America                                17,000   $  1,281
                                      (a)Bethlehem Steel Corp.                                  37,500        391
                                         Carpenter Technology Corp.                             15,000        686
                                         Champion International Corp.                           23,000      1,271
                                         Dow Chemical Co.                                       18,000      1,568
                                         Eastman Chemical Co.                                   30,000      1,905
                                         Georgia-Pacific Corp.                                  15,000      1,281
                                         Nucor Corp.                                            24,000      1,356
                                         Phelps Dodge Corp.                                      4,000        341
                                         Reynolds Metals Co.                                    16,000      1,140
                                         Sonoco Products Co.                                    39,000      1,187
                                         Union Camp Corp.                                       22,000      1,100
                                         ----------------------------------------------------------------------------
                                                                                                           13,507
---------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--8.9%                      AMP Incorporated                                       21,000        877
                                         Caterpillar                                            13,000      1,396
                                         Deere & Co.                                            19,000      1,043
                                         Eaton Corp.                                            13,500      1,179
                                         General Electric Co.                                   34,000      2,223
                                         Honeywell                                              16,000      1,214
                                         Illinois Tool Works                                    44,000      2,197
                                         Pitney Bowes Inc.                                      25,000      1,738
                                         Westinghouse Electric Corp.                            15,000        347
                                         ----------------------------------------------------------------------------
                                                                                                           12,214
---------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--7.3%                 Ford Motor Co.                                         31,000      1,170
                                         Mattel, Inc.                                           39,000      1,321
                                         NIKE                                                   52,000      3,036
                                         J.C. Penney Co.                                         6,000        313
                                         Sears Roebuck & Co.                                     4,000        215
                                         Toyota Motor Corp., ADR                                12,000        711
                                         V.F. Corp.                                             16,400      1,396
                                         Xerox Corp.                                            24,000      1,893
                                         ----------------------------------------------------------------------------
                                                                                                           10,055
---------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--9.3%                   Fortune Brands, Inc.                                   18,000        672
                                      (a)Gallaher Group PLC                                     18,000        332
                                         McDonald's Corp.                                       43,000      2,077
                                         Nestle S.A., ADR                                       24,000      1,587
                                         PepsiCo                                                70,500      2,648
                                         Philip Morris Cos.                                     39,000      1,731
                                         RJR Nabisco Holdings Corp.                             55,000      1,815
                                         Unilever N.V., ADR                                      9,000      1,962
                                         ----------------------------------------------------------------------------
                                                                                                           12,824

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                  SHARES    VALUE
---------------------------------------------------------------------------------------------------------------------
ENERGY--12.4%                            AMOCO Corp.                                            25,500   $  2,217
                                         Atlantic Richfield Co.                                 21,500      1,516
                                         British Petroleum, ADS                                 26,000      1,947
                                         Burlington Resources                                   30,000      1,324
                                         Chevron Corp.                                          16,000      1,183
                                         Exxon Corp.                                            46,000      2,829
                                         Mobil Corp.                                            28,000      1,957
                                         Royal Dutch Petroleum Co.                              36,000      1,958
                                         Shell Transport & Trading Company, ADR                  7,000        880
                                         YPF Sociedad Anonima, ADR                              45,000      1,384
                                         ----------------------------------------------------------------------------
                                                                                                           17,195
---------------------------------------------------------------------------------------------------------------------
FINANCE--21.7%                           H.F. Ahmanson & Co.                                    24,000      1,032
                                         American General Corp.                                 10,000        477
                                         American International Group, Inc.                     14,000      2,091
                                         Bankers Trust New York Corp.                           22,000      1,914
                                         Chase Manhattan Corp.                                  21,000      2,038
                                         Citicorp                                               24,500      2,954
                                         Conseco, Inc.                                          16,000        592
                                         Federal Home Loan Mortgage Corp.                       62,000      2,131
                                         Federal National Mortgage Association                  47,000      2,050
                                         First Union Corp.                                      10,000        925
                                         Fleet Financial Group, Inc.                            10,000        632
                                         General Re Corp.                                        4,000        728
                                         Meditrust                                              27,000      1,077
                                         Merrill Lynch & Co., Inc.                              11,000        656
                                         J.P. Morgan & Co.                                      17,000      1,774
                                         NationsBank                                            18,000      1,161
                                         PNC Bank Corp., N.A.                                   10,000        416
                                         Salomon, Inc.                                           6,000        334
                                         Student Loan Marketing Association                     22,000      2,794
                                         SunTrust Banks, Inc.                                   15,000        826
                                         Travelers/Aetna Property & Casualty                    30,000      1,196
                                         Wells Fargo & Co.                                       7,900      2,129
                                         ----------------------------------------------------------------------------
                                                                                                           29,927
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE--4.3%                        C.R. Bard                                              46,000      1,670
                                         Bristol-Myers Squibb Co.                               18,500      1,498
                                         Glaxo Wellcome PLC, ADR                                48,000      2,007
                                         Pharmacia & Upjohn, Inc.                               23,000        799
                                         ----------------------------------------------------------------------------
                                                                                                            5,974
---------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--6.3%                      (a)General Instrument Corp.                               70,000      1,750
                                         Hewlett-Packard Co.                                    24,300      1,361
                                         Nokia Corp., ADR                                       19,000      1,401
                                         Philips Electronics N.V.                               15,000      1,078
                                         Raytheon Co.                                           31,000      1,581
                                      (a)Read-Rite Corp.                                         7,000        146
                                      (a)Seagate Technology                                     37,500      1,320
                                         ----------------------------------------------------------------------------
                                                                                                            8,637

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                 SHARES     VALUE
----------------------------------------------------------------------------------------------------------------------
    TRANSPORTATION--2.0%               (a)Federal Express Corp.                                  41,500   $  2,397
                                          Ryder System Inc.                                      10,000        330
                                         -----------------------------------------------------------------------------
                                                                                                             2,727
----------------------------------------------------------------------------------------------------------------------
    UTILITIES--2.1%                       BellSouth Corp.                                         7,500        348
                                          Florida Progress Corp.                                  8,000        250
                                          GTE Corp.                                              28,000      1,228
                                          The Southern Co.                                       46,700      1,022
                                          ----------------------------------------------------------------------------
                                                                                                             2,848
                                          ----------------------------------------------------------------------------
                                          TOTAL COMMON STOCKS--84.1%
                                          (Cost: $98,480)                                                  115,908
----------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------
 (B)MONEY MARKET
    INSTRUMENTS--15.5%                    Yield--5.13% to 5.71%
                                          Due--July through September 1997
                                          Dynamic Funding Corp.                                 $ 5,200      5,163
                                          Goldman Sachs Group, L.P.                               3,800      3,772
                                          FINOVA Capital Corp.                                    4,000      3,991
                                          Sanwa Business Credit Corp.                             3,200      3,193
                                          Other                                                   5,300      5,289
                                          ----------------------------------------------------------------------------
                                          TOTAL MONEY MARKET INSTRUMENTS--15.5%
                                          (Cost: $21,408)                                                   21,408
                                          ----------------------------------------------------------------------------
                                          TOTAL INVESTMENTS--99.6%
                                          (Cost: $119,888)                                                 137,316
                                          ----------------------------------------------------------------------------
                                          OTHER ASSETS, LESS LIABILITIES--.4%                                  526
                                          ----------------------------------------------------------------------------
                                          NET ASSETS--100%                                                $137,842
                                          ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

(b) The Fund has entered into exchange traded S&P 500 Index futures contracts in order to take advantage of anticipated market conditions and effectively invest in equities approximately $17,000,000 of money market instruments. As a result, approximately 96% of the Fund's net assets are effectively invested in equities. (See Note 6 of the Notes to Financial Statements.)

Based on the cost of investments of $119,888,000 for federal income tax purposes at June 30, 1997, the gross unrealized appreciation was $18,020,000, the gross unrealized depreciation was $592,000 and the net unrealized appreciation on investments was $17,428,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1997 (UNAUDITED)
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $119,888)                                                $137,316
------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                   723
------------------------------------------------------------------------
  Dividends                                                          222
------------------------------------------------------------------------
    TOTAL ASSETS                                                 138,261
------------------------------------------------------------------------

------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
------------------------------------------------------------------------
Cash overdraft                                                        21
------------------------------------------------------------------------
Payable for:
  Investments purchased                                              130
------------------------------------------------------------------------
  Fund shares redeemed                                                14
------------------------------------------------------------------------
  Management fee                                                      83
------------------------------------------------------------------------
  Distribution services fee                                           35
------------------------------------------------------------------------
  Administrative services fee                                         19
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             117
------------------------------------------------------------------------
    Total liabilities                                                419
------------------------------------------------------------------------
NET ASSETS                                                      $137,842
------------------------------------------------------------------------

------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $113,992
------------------------------------------------------------------------
Undistributed net realized gain on investments                     6,231
------------------------------------------------------------------------
Net unrealized appreciation on investments                        17,428
------------------------------------------------------------------------
Undistributed net investment income                                  191
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $137,842
------------------------------------------------------------------------

------------------------------------------------------------------------
THE PRICING OF SHARES
------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($79,835 / 4,069 shares outstanding)                            $19.62
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                     $20.82
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($53,606 / 2,734 shares outstanding)                            $19.60
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($4,401 / 225 shares outstanding)                               $19.56
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
(IN THOUSANDS)

----------------------------------------------------------------------------
NET INVESTMENT INCOME
----------------------------------------------------------------------------
  Dividends                                                       $ 1,095
----------------------------------------------------------------------------
  Interest                                                            426
----------------------------------------------------------------------------
    Total investment income                                         1,521
----------------------------------------------------------------------------
Expenses:
  Management fee                                                      389
----------------------------------------------------------------------------
  Distribution services fee                                           162
----------------------------------------------------------------------------
  Administrative services fee                                         104
----------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              240
----------------------------------------------------------------------------
  Professional fees                                                     5
----------------------------------------------------------------------------
  Reports to shareholders                                               8
----------------------------------------------------------------------------
  Registration fees                                                    15
----------------------------------------------------------------------------
  Directors' fees and other                                             5
----------------------------------------------------------------------------
    Total expenses                                                    928
----------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 593
----------------------------------------------------------------------------

----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
----------------------------------------------------------------------------

  Net realized gain on sales of investments                         4,863
----------------------------------------------------------------------------
  Net realized gain from futures transactions                       1,616
----------------------------------------------------------------------------
    Net realized gain                                               6,479
----------------------------------------------------------------------------
  Change in net unrealized appreciation on investments              9,288
----------------------------------------------------------------------------
Net gain on investments                                            15,767
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $16,360
----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS
                                                                   ENDED
                                                                 JUNE 30,              YEAR ENDED
                                                                   1997               DECEMBER 31,
                                                                (UNAUDITED)               1996
--------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------------
  Net investment income                                           $    593                  661
--------------------------------------------------------------------------------------------------
  Net realized gain                                                  6,479                5,913
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                              9,288                1,429
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                16,360                8,003
--------------------------------------------------------------------------------------------------
  Distribution from net investment income                             (487)                (588)
--------------------------------------------------------------------------------------------------
  Distribution from net realized gain                                 (533)              (5,627)
--------------------------------------------------------------------------------------------------
Total dividends to shareholders                                     (1,020)              (6,215)
--------------------------------------------------------------------------------------------------
Net increase from capital share transactions                        44,910               50,322
--------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                        60,250               52,110
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------

Beginning of period                                                77,592               25,482
-------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment
income of $191 and $85, respectively)                            $137,842               77,592
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Contrarian Fund (the Fund) (formerly known as Kemper-Dreman Contrarian Fund) is a separate series of Kemper Value Fund, Inc. (KVF) (formerly known as Kemper-Dreman Fund, Inc.), an open-end management investment company organized as a corporation in the state of Maryland. KVF is authorized to issue 3 billion shares of $.01 par value common stock.


                             The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through June 30, 1997) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Directors.


                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

 NOTES TO FINANCIAL STATEMENTS

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended June 30, 1997.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income quarterly and net realized capital gains at least annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. KVF has a management
                             agreement with Zurich Kemper Value Advisors, Inc.
                             (ZKVA) (formerly known as Dreman Value Advisors,
                             Inc.), a wholly owned subsidiary of Zurich Kemper
                             Investments, Inc. The Fund pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $389,000 for the six months ended June 30, 1997.


                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. KVF has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc.
                             (ZKDI) (formerly known as Kemper Distributors, Inc.), an affiliate of ZKVA. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                        COMMISSIONS
                                                                     COMMISSIONS      ALLOWED BY ZKDI
                                                                   RETAINED BY ZKDI      TO FIRMS
                                                                   ----------------   ---------------
                             Six months ended June 30, 1997              $43,000            313,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                                           COMMISSIONS
                                                                                               AND
                                                                  DISTRIBUTION FEES       DISTRIBUTION
                                                                      AND CDSC            FEES PAID BY
                                                                  RECEIVED BY ZKDI        ZKDI TO FIRMS
                                                                  -----------------       -------------
                             Six months ended June 30, 1997            $187,000               503,000

                             ADMINISTRATIVE SERVICES AGREEMENT. KVF has an administrative services agreement with ZKDI. For providing information and administrative services to shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid by the Fund are as follows:

                                                               ASF PAID BY      ASF PAID BY ZKDI
                                                            THE FUND TO ZKDI        TO FIRMS
                                                            -----------------   -----------------
                             Six months ended June 30, 1997      $104,000             123,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with KVF's transfer agent, Zurich Kemper Service Company (ZKSvC) (formerly known as Kemper Service Company), an affiliate of ZKVA, is the

NOTES TO FINANCIAL STATEMENTS

                             shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $178,000 for the six months ended June 30, 1997.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the Fund are also officers or directors of ZKVA. During the six months ended June 30, 1997, the Fund made no payments to its officers and incurred directors' fees of $4,000 to independent directors.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended June 30, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $71,273
                             Proceeds from sales                          38,705


--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):


                                                      SIX MONTHS ENDED                YEAR ENDED
                                                       JUNE 30, 1997              DECEMBER 31, 1996
                                                    --------------------         ---------------------
                                                    SHARES       AMOUNT          SHARES       AMOUNT
                             -------------------------------------------------------------------------
                              SHARES SOLD
                              Class A                1,475        $27,180         1,915        $32,066
                             -------------------------------------------------------------------------
                              Class B                1,201         21,844         1,445         24,191
                             -------------------------------------------------------------------------
                              Class C                  127          2,330           156          2,614
                             -------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                              Class A                   35            694           224          3,746
                             -------------------------------------------------------------------------
                              Class B                   14            263           126          2,105
                             -------------------------------------------------------------------------
                              Class C                    1             14            10            166
                             -------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A                 (234)        (4,264)         (571)        (9,564)
                             -------------------------------------------------------------------------
                              Class B                 (147)        (2,670)         (243)        (4,108)
                             -------------------------------------------------------------------------
                              Class C                  (26)          (481)          (53)          (894)
                             -------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A                   22            419            11            180
                             -------------------------------------------------------------------------
                              Class B                  (22)          (419)          (11)          (180)
                             -------------------------------------------------------------------------
                              NET INCREASE FROM
                              CAPITAL SHARE TRANSACTIONS          $44,910                      $50,322
                             -------------------------------------------------------------------------

--------------------------------------------------------------------------------

6   FINANCIAL FUTURES
    CONTRACTS                The Fund has entered into exchange traded financial
                             futures contracts in order to take advantage of anticipated market conditions and, as such, bears the risk that arises from owning these contracts.


                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and the broker as the market value of the futures contract fluctuates. At June 30, 1997, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $1,000,000 for the following futures contracts owned by the Fund.


                                                    CONTRACT                      EXPIRATION      GAIN AT
                                    TYPE             AMOUNT         POSITION        MONTH         6/30/97
                             ------------------------------------------------------------------------------
                             S&P 500 Index          $17,360,000       Long         Sept. '97       $292,000

FINANCIAL HIGHLIGHTS


                                                    ------------------------------------------
                                                                   CLASS A
                                                    ------------------------------------------
                                                    SIX MONTHS
                                                      ENDED         YEAR ENDED DECEMBER 31,
                                                     JUNE 30,    -----------------------------
                                                       1997      1996    1995    1994    1993
--------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $16.93     16.20   12.18   13.62   13.50
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .12       .23     .26     .28     .22
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               2.77      2.07    5.05    (.28)    .96
--------------------------------------------------------------------------------------------------
Total from investment operations                        2.89      2.30    5.31      --    1.18
--------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                .12       .22     .24     .28     .22
--------------------------------------------------------------------------------------------------
  Distribution from net realized gain                    .08      1.35    1.05    1.16     .84
--------------------------------------------------------------------------------------------------
Total dividends                                          .20      1.57    1.29    1.44    1.06
--------------------------------------------------------------------------------------------------
Net asset value, end of period                        $19.62     16.93   16.20   12.18   13.62
--------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          17.09%    14.42   44.57    (.03)   9.10
--------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
--------------------------------------------------------------------------------------------------
Expenses                                                1.36%     1.23    1.25    1.25    1.25
--------------------------------------------------------------------------------------------------
Net investment income                                   1.56%     1.56    1.85    1.89    1.64
--------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
--------------------------------------------------------------------------------------------------
Expenses                                                1.36%     1.25    1.66    1.42    1.54
--------------------------------------------------------------------------------------------------
Net investment income                                   1.56%     1.54    1.44    1.71    1.34
--------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                              ---------------------------------  -----------------------------------
                                                             CLASS B                          CLASS C
                                              ---------------------------------  -----------------------------------
                                              SIX MONTHS     YEAR     SEPT. 11   SIX MONTHS     YEAR       SEPT. 11
                                                ENDED       ENDED        TO        ENDED       ENDED          TO
                                               JUNE 30,    DEC. 31,   DEC. 31,    JUNE 30,    DEC. 31,     DEC. 31,
                                                 1997        1996       1995        1997        1996         1995
-------------------------------------------------------------------------------  -----------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------  -----------------------------------
Net asset value, beginning of period            $16.92      16.20      15.26       16.90       16.20        15.26
-------------------------------------------------------------------------------  -----------------------------------
Income from investment operations:
  Net investment income                            .04        .11        .07         .01         .11          .08
-------------------------------------------------------------------------------  -----------------------------------
  Net realized and unrealized gain                2.74       2.07       1.85        2.74        2.05         1.85
-------------------------------------------------------------------------------  -----------------------------------
Total from investment operations                  2.78       2.18       1.92        2.75        2.16         1.93
-------------------------------------------------------------------------------  -----------------------------------
Less dividends:
  Distribution from net investment income          .02        .11        .07         .01         .11          .08
-------------------------------------------------------------------------------  -----------------------------------
  Distribution from net realized gain              .08       1.35        .91         .08        1.35          .91
-------------------------------------------------------------------------------  -----------------------------------
Total dividends                                    .10       1.46        .98         .09        1.46          .99
-------------------------------------------------------------------------------  -----------------------------------
Net asset value, end of period                  $19.60      16.92      16.20       19.56       16.90        16.20
-------------------------------------------------------------------------------  -----------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    16.44%     13.61      12.83       16.29       13.51        12.85
-------------------------------------------------------------------------------  -----------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
-------------------------------------------------------------------------------  -----------------------------------
Expenses                                          2.32%      2.11       2.00        2.79        2.12         1.95
-------------------------------------------------------------------------------  -----------------------------------
Net investment income                              .60%       .68        .88         .13         .67          .93
-------------------------------------------------------------------------------  -----------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
-------------------------------------------------------------------------------  -----------------------------------
Expenses                                          2.32%      2.34       2.36        2.79        2.80         2.31
-------------------------------------------------------------------------------  -----------------------------------
Net investment income (loss)                       .60%       .45        .52         .13        (.01)         .57
-------------------------------------------------------------------------------  -----------------------------------


--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------------------------------
                                                      SIX MONTHS
                                                        ENDED           YEAR ENDED DECEMBER 31,
                                                       JUNE 30,    ---------------------------------
                                                         1997       1996     1995     1994     1993
--------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)             $137,842    77,592   25,482   12,983   17,157
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                         77%       95       30       16       16
--------------------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the six months ended June 30, 1997 and the year ended December 31, 1996 were $.0547 and $.0490, respectively.


NOTE: Data for the six months ended June 30, 1997 is unaudited. Total return does not reflect the effect of any sales charges.

DIRECTORS AND OFFICERS

DIRECTORS                             OFFICERS

STEPHEN B. TIMBERS                    THOMAS H. FORESTER
President and Director                Vice President

                                      JONATHAN KAY
JAMES E. AKINS                        Vice President
Director
                                      CHARLES R. MANZONI, JR.
ARTHUR R. GOTTSCHALK                  Vice President
Director
                                      JOHN E. NEAL
FREDERICK T. KELSEY                   Vice President
Director
                                      JAMES R. NEEL
FRED B. RENWICK                       Vice President
Director
                                      THOMAS F. SASSI
JOHN B. TINGLEFF                      Vice President
Director
                                      STEVEN T. STOKES
JOHN G. WEITHERS                      Vice President
Director
                                      PHILIP J. COLLORA
                                      Vice President
                                      and Secretary

                                      JEROME L. DUFFY
                                      Treasurer

                                      ELIZABETH C. WERTH
                                      Assistant Secretary


-----------------------------------------------------------------------------
LEGAL COUNSEL                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                  222 North LaSalle Street
                                  Chicago, IL 60601


-----------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT         ZURICH KEMPER SERVICE COMPANY
                                  P.O. Box 419557
                                  Kansas City, MO 64141

-----------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT      INVESTORS FIDUCIARY TRUST COMPANY
                                  127 West 10th Street
                                  Kansas City, MO 64105


-----------------------------------------------------------------------------
INVESTMENT MANAGER                ZURICH KEMPER VALUE ADVISORS, INC.
                                  280 Park Avenue
                                  New York, NY 10017


PRINCIPAL UNDERWRITER             ZURICH KEMPER DISTRIBUTORS, INC.
                                  222 South Riverside Plaza Chicago, IL 60606 www.kemper.com


[RECYCLED LOGO]
Printed on recycled paper in the U.S.A.

This report is not to be distributed
unless preceded or accompanied by a
Kemper Value Fund, Inc. Prospectus.

KCF - 3 (8/97)   1036400
Printed in the U.S.A.                                        [KEMPER FUNDS LOGO]